Exhibit 10.1

Execution Version

AMENDMENT TO LOAN AGREEMENT

THIS AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of September 12, 2005, is made by and among ARC III, L.L.C. (“ARC”), a Delaware limited liability company, ARC Silver Leaf LP (“Silver Leaf”), a Delaware limited partnership, and ARC Meadow Glen LP (“Meadow Glen”; and collectively, with ARC and Silver Leaf, the “Borrower”), a Delaware limited partnership, and CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, both as collateral agent (in such capacity, the “Collateral Agent”) and lender (in such capacity, the “Lender”).

R E C I T A L S:

ARC, Lender and Collateral Agent are parties to a Loan Agreement, dated as of September 23, 2004, as modified by that certain Joinder, Modification and Reaffirmation Agreement, dated as of November 1, 2004 among ARC, Silver Leaf, Meadow Glen, Affordable Residential Communities LP, a Delaware limited partnership, and Lender (as so modified, the “Original Loan Agreement”; as amended hereby and as it may hereafter be amended, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which Lender agreed, subject to the terms and conditions set forth in the Original Loan Agreement, to make a loan the (“Original Loan”) to Borrower as provided in the Original Loan Agreement. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Original Loan Agreement, as amended hereby.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date hereof:

Section 1.       Commitment Fee.   On the date hereof, Borrower shall pay to Lender a Commitment Fee in the amount of $425,000, in connection with, and as a condition to the effectiveness of, this Amendment.

Section 2.       Advance Fee.   On the date hereof, Borrower shall pay to Lender an Advance Fee in the amount of $292,820.31, in connection with, and as a condition to the effectiveness of, this Amendment. Borrower and Lender acknowledge that such Advance Fee constitutes the “initial Advance Fee” referenced in the amended and restated definition of “Advance Fee” in Section 3.1 below.

Section 3.       Revised Definitions.

3.1           Effective as of the date hereof, the definition of the term “Advance Fee” in the Original Loan Agreement shall be amended and restated to read as follows:

““Advance Fee” means an amount equal to 0.5% of the principal amount of each Advance, payable on each related Advance Date; provided, that, other than the initial Advance Fee paid to Lender with respect to the first $58,764,061 funded, Advance Fees shall only be due in connection with Advances after which the then outstanding Principal Indebtedness exceeds the highest previously outstanding Principal Indebtedness.”

3.2           Effective as of the date hereof, the definition of the term “Exit Fee” in the Original Loan Agreement shall be amended and restated to read as follows:

““Exit Fee” means 0.375% of the maximum Principal Indebtedness that has been outstanding during the term of the Loan.”

3.3           Effective as of the date hereof, the definition of the term “Maturity Date” in the Original Loan Agreement shall be amended and restated to read as follows:

““Maturity Date” means the earlier of (a) the Payment Date in September, 2006 or (b) such earlier date on which he entire Loan is required to be paid in full, by acceleration or otherwise, under this Agreement or any of the other Loan Documents.”

Section 4.       Interest Rate.   Section 2.5(b) of the Original Loan Agreement is amended to delete “2.95%” and to insert “2.75%” in its place.

Section 5.       Minimum Advance Amount.   Section 2.1(a)(ii) of the Original Loan Agreement is amended to delete “$5,000,000” and to insert “$2,000,000” in its place.

Section 6.       Non-Usage Fee.

6.1           The Original Loan Agreement is amended to add a new Section 2.17 as follows:

““Section 2.17.  Non-Usage Fee.   Borrower shall be required to pay to Lender on each Payment Date a fee (the “Non-Usage Fee”) equal to the product of (i) 0.10% per annum multiplied by (ii) the Undrawn Balance for the prior calendar month. The “Undrawn Balance” shall mean, with respect to any calendar month, the difference between (x) the maximum Principal Indebtedness that has been outstanding during the term of the Loan and (y) the minimum Principal Indebtedness outstanding during such calendar month.”

6.2           Section 2.12(b) of the Original Loan Agreement is amended to insert the following clause after clause 2.12(b)(i):

“(ii)  second, to the payment to Lender of any Non-Usage Fee owing with respect to the previous calendar month;”

Furthermore, existing clauses (ii), (iii), (iv), (v), (vi), (vii) and (viii) of Section 2.12(b) of the Original Loan Agreement shall be renumbered and otherwise amended to reflect the insertion of new clause (ii).

Section 7.       Hedge Agreement.   Lender hereby agrees to permit Borrower, upon the expiration of the Hedge Agreement, to enter into a new interest rate hedge agreement on substantially similar terms to the Hedge Agreement. Lender and Borrower herby acknowledge that, should a new interest rate hedge agreement be executed in accordance with this Section, the

2

Loan Agreement and the other Loan Documents shall be amended (including, without limitation, to revise the definition of “Maximum LTV” in the Loan Agreement) and/or new Loan Documents shall be executed, to the extent necessary to reflect the fact that such new interest rate hedge agreement has replaced the Hedge Agreement.

Section 8.       Loan Document Modifications.

8.1           Borrower shall, within ten (10) Business Days following Lender’s written request, execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary, to evidence, preserve and/or protect the Collateral (and/or Collateral Agent’s security interest therein) at any time securing or intended to secure the Note, as Lender may reasonably require (including, without limitation, amendments or modifications to the Mortgages, UCC financing statements or Collateral Security Instruments and a satisfactory date-down of the Title Insurance Policy).

Section 9.       Expenses.

9.1           Borrower hereby acknowledges and agrees that it shall be responsible for the payment of any out-of-pocket costs, fees and expenses of the Lender incurred in connection with the preparation, negotiation, execution or delivery of this Amendment (including, without limitation, the reasonable fees and disbursements of Lender’s counsel).

Section 10.     Covenants, Representations and Warranties.

10.1         Borrower hereby remakes all of the representations and warranties contained in the Loan Documents, as amended hereby, as of the date hereof.

10.2         Borrower hereby reaffirms all terms and covenants made in the Loan Documents as amended hereby or pursuant hereto.

10.3         Borrower hereby represents and warrants to Lender that (a) this Amendment and the Loan Agreement as modified by this Amendment, constitute the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their terms, and (b) the execution and delivery by Borrower of this Amendment has been duly authorized by all requisite action on the part of Borrower and will not violate any provision of the organizational documents of Borrower.

10.4         Borrower hereby represents and warrants to Lender that, as of the date hereof, (a) to Borrower’s knowledge, no Event of Default has occurred and is continuing, and no other Event of Default will occur as a result of the execution, delivery and performance by Borrower of this Amendment and (b) Borrower does not have has any offsets, defenses, counterclaims, set offs, or similar rights with respect to its obligations of payment and performance under the Loan Documents.

Section 11.     Effect Upon Loan Documents.

11.1         Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The provisions of this Amendment

3

shall be subject to the provisions of Section 9.24 of the Loan Agreement, which provisions are incorporated by reference as if herein set forth in full. All references to the “Loan Agreement” in the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby.

11.2         The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

Section 12.     Governing Law.   THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PRINCIPLES.

Section 13.     Counterparts.   This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

[REST OF PAGE INTENTIONALLY LEFT BLACK]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

LENDER:

CITIGROUP GLOBAL MARKETS REALTY
CORP., a New York corporation

By:	/s/ David Vadon
	Name:	David Vadon
	Title:	Authorized Agent

BORROWER:

ARC III, L.L.C., a Delaware limited liability company

By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Vice President

Loan Agreement Amendment Signature Page

ARC SILVER LEAF LP, a Delaware limited partnership

By:	ARC3GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Vice President

ARC MEADOW GLEN LP, a Delaware limited partnership

By:	ARC3GP LLC,
a Delaware limited liability company,
its general partner

By:	/s/ Scott L. Gesell
	Name:	Scott L. Gesell
	Title:	Vice President

Loan Agreement Amendment Signature Page

COLLATERAL AGENT:

CITIGROUP GLOBAL MARKETS REALTY
CORP., a New York corporation

By:	/s/ David Vadon
	Name:	David Vadon
	Title:	Authorized Agent

Loan Agreement Amendment Signature Page